SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date  of  Report  (Date  of  earliest  event reported)     JANUARY 27, 2005
                                                                ----------------

                              I/OMAGIC CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                 000-27267               88-0290623
 ----------------------------     -----------           ---------------
 (State or other jurisdiction    (Commission            (IRS Employer
      of incorporation)          File Number)          Identification No.)

                      4 MARCONI, IRVINE, CALIFORNIA 92618
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area  code     (949) 707-4800
                                                            ---------------
                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written  communications  pursuant to Rule 425 under the Securities Act
          (17  CFR  230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR  240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On January 27, 2005, on management's recommendation, I/OMagic Corporation (the "Company"), in consultation with Singer Lewak Greenbaum & Goldstein LLP, the Company's independent auditors, and the Company's advisors, concluded that the Company's financial statements for 2001, 2002 and 2003, the interim periods contained therein, and the interim periods for the first nine months of 2004, should no longer be relied upon. Additionally, Singer Lewak Greenbaum & Goldstein LLP has notified the Company that the previously issued audit opinions on these financial statements, which are dated February 15, 2002, except for Notes 14 and 18 as to which the date is September 9, 2002, February 14, 2003, except for the sixth paragraph of Note 8, as to which the date is April 11, 2003 and March 4, 2004, except for the first paragraph of Note 18, as to which the date is March 9, 2004, the second paragraph of Note 18 as to which the date is March 15, 2004, the first and second paragraphs of Note 10, as to which the date is March 32, 2004, and Note 19, as to which the date is June 27, 2004, respectively, should not be relied upon and are immediately withdrawn. In connection with the Company's review of its revenue recognition policies, the Company is conducting an analysis of its historical financial data for the foregoing periods. The Company is currently evaluating the application of certain accounting principles and accounting estimates that have resulted in errors in the Company's previously issued financial statements as addressed in Accounting Principles Board Opinion No. 20. Management's conclusion regarding reliance upon these previously issued financial statements was also discussed with and confirmed by the Audit Committee of the Board of Directors of the Company.

The Company is presently unable to estimate the materiality of the errors involved; however, the nature of the errors involved include the recognition of revenue during the foregoing periods and net income or losses generated during those periods. The errors in such previously issued financial statements relate to the recognition of revenue in circumstances involving, but not limited to, sales incentives and product returns.

The Company will file with the Securities and Exchange Commission amended Forms 10-K for 2001, 2002 and 2003, amended Forms 10-Q for the interim periods contained therein, and amended Forms 10-Q for the interim periods for the first nine months of 2004, to the extent that the nature or magnitude of the errors in such previously issued financial statements is material, which amendments will include restated financial statements and related auditor's reports. The Company will also include all applicable changes in its Form 10-K for the year ended December 31, 2004, which will not be filed until the Company's analysis is completed.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Businesses  Acquired.
             -----------------------------------------------
             Not  applicable.

     (b)     Pro  Forma  Financial  Information.
             ----------------------------------
             Not  applicable.

     (c)     Exhibits.
             --------
             Number     Description
             ------     -----------------------------------------
              99.1      Press  Release  dated  January  31,  2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 31, 2005                        I/OMAGIC CORPORATION

                                               By: /s/ STEVE GILLINGS
                                                   -----------------------
                                                   Steve Gillings,
                                                   Chief Financial Officer

                         EXHIBITS FILED WITH THIS REPORT

Number     Description
------     -----------
99.1       Press Release dated January 31, 2005